Exhibit 4.8
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED DECEMBER ___, 2009 AND THE ACCOMPANYING BASE PROSPECTUS (COLLECTIVELY, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM REGISTRAR AND TRANSFER COMPANY, THE SUBSCRIPTION AGENT. R I G H T S FORMED UNDER THE LAWS OF THE STATE OF MICHIGAN SUBSCRIPTION RIGHTS CERTIFICATE Evidencing Non-Transferable Subscription Rights to Purchase Shares of Common Stock of Flagstar Bancorp, Inc. Subscription Price: $0.71 per Share MAKE CHANGES AND SEND ANOTHER PROOF THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 25, 2010, UNLESS EXTENDED BY FLAGSTAR BANCORP, INC. OPERATOR: JB NEW REGISTERED OWNER: PROOF OF: DECEMBER 28, 2009 FLAGSTAR BANCORP, INC. TSB 00842 LOT 2 OK WITH CHANGES AS IS OK Intaglio prints in SC-13 red. THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable subscription rights (“Subscription Rights”) set forth above. Each whole BY: . Subscription Right entitles the holder thereof to subscribe for and purchase one share of Common Stock, with a par value of $0.01 per share, of Flagstar Bancorp, Inc., a Michigan corporation, at a subscription price of $0.71 per share (the “Basic Subscription Privilege”), pursuant to a rights offering (the “Rights Offering”) on the terms and subject to the conditions set forth in the Prospectus and instructions relating hereto on the reverse side hereof and in the instructions as to the use of this certificate included in this mailing. If any shares of Common Stock available for purchase in the Rights Offering are not purchased 931-490-7660 by other holders of Subscription Rights, then each holder of Subscription Rights that exercises their Basic Subscription Privilege in full may subscribe for a number of excess shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the “Over-Subscription Privilege”). The non-transferable Subscription Rights represented by this Subscription Rights Certificate may be exercised by duly completing Section 1 on the reverse side hereof and by returning the full payment of the subscription price for each share of Common Stock as described on the reverse side hereof. Special delivery instructions may be specified by completing Section 2 on the reverse side hereof. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION RIGHTS CERTIFICATE ARE NOT TRANSFERABLE EXCEPT AS DESCRIBED IN THE PROSPECTUS AND MAY NOT BE EXERCISED UNLESS THE REVERSE SIDE HEREOF IS COMPLETED AND SIGNED, WITH A GRONER SIGNATURE GUARANTEE, IF APPLICABLE. This certificate is governed by the laws of the State of Michigan. (931) 388-3003 IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed. 711 ARMSTRONG LANE HOLLY Dated: 333 3 3 3 3 3 3 3 3 ABnote North America 3 3 3[33] [3] (Cranford, NJ) 3[3] B [3] R A [3] COLUMBIA, TENNESSEE 38401 3 [3] N 3 3 ••• • • • [3] 3 T A •C 3 TRANSFER AGENT COUNTERSIGNED AND REGISTERED: LOGO PRINTS PMS 187 RED • • [3] REGISTRAR AND TRANSFER 3 S • O 3 3 • • RPORA • 3 3 3 •RP 3 G• 3 C O T • , SALES: • E 3 3 • • A• 3 3 • 3 3 L• •I N 3 3 • SEAL • 3 3 F C • •. 3 3 • • • 3 3 3 3 • 1993 • 3 3 3 • • 3 [3] •M • • 3 COMPANY [3] • ICHIGA N 3 [3] • • •••• 3 THE APPROPRIATE SELECTION FOR THIS PROOF: [3] • • [3] 3 3 3 [3]3 Secretary [33] Chief Executive Officer [3] [33]3 AUTHORIZED SIGNATURE AND REGISTRAR 3 3 3 3 333 [3] 3 3 3 3 PLEASE INITIAL This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. Colors Selected for Printing: COLOR: However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE If delivering by hand: If delivering by mail or overnight courier: Registrar and Transfer Company Registrar and Transfer Company P.O. Box 645 10 Commerce Drive Cranford, NJ 07016-0645 Cranford, NJ 07016 Attn. Reorg/Exchange Department Attn. Reorg/Exchange Department PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY. SECTION 1-IF YOU WISH TO SUBSCRIBE FOR YOUR SECTION 2-SPECIAL ISSUANCE OR DELIVERY FULL SUBSCRIPTION PRIVILEGE OR A PORTION INSTRUCTIONS FOR SUBSCRIPTION RIGHTS HOLDERS THEREOF: (a) To be completed ONLY if the certificate representing the Common Basic Subscription Privilege Stock is to be issued in a name other than that of the registered holder. DO NOT FORGET TO COMPLETE THE GUARANTEE OF SIGNATURE(S) SECTION BELOW. I apply for shares x $0.71 = $ ISSUE COMMON STOCK TO: (no. of subscription rights (subscription price) (amount enclosed) to be exercised) Over-Subscription Privilege (Please Print Name) If you have exercised your Basic Subscription Privilege in full and wish to subscribe for additional shares pursuant to your Over-Subscription Privilege (Print Full Address) (up to the amount of your Basic Subscription Privilege): 0.71 (Social Security # or Tax ID #) I apply for shares x $ = $ (no. of new shares) (subscription price) (amount enclosed) (b) To be completed ONLY if the certificate representing the Common Total Amount of Payment Enclosed = $ Stock is to be sent to an address other than that shown on the front of this certificate. DO NOT FORGET TO COMPLETE THE GUARANTEE OF SIGNATURE(S) SECTION BELOW. METHOD OF PAYMENT (CHECK ONE) Personal check payable to “Registrar and Transfer Company, acting as Subscription Agent for Flagstar Bancorp, Inc.” Please note that funds paid by personal check will take at least five business days to clear. (Please Print Name) Wire transfer of immediately available funds directly to the account maintained by Registrar and Transfer Company, as Subscription (Print Full Address) Agent. TO SUBSCRIBE: I acknowledge that I have received the Prospectus for (Social Security # or Tax ID #) this offer and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus. I hereby agree that if I fail to pay for the shares of Common Stock for which I have subscribed, Flagstar Bancorp, Inc. may exercise its legal remedies SECTION 3-GUARANTEE OF SIGNATURE against me. YOU MUST HAVE SIGNATURE GUARANTEED IF YOU WISH TO HAVE YOUR SHARES DELIVERED TO AN ADDRESS OTHER THAN YOUR OWN OR TO A SHAREHOLDER OTHER Signature(s) of Subscriber(s) THAN THE REGISTERED HOLDER. IMPORTANT: THE SIGNATURE(S) MUST CORRESPOND IN EVERY PARTICULAR, WITHOUT ALTERATION, WITH THE Your signature must be guaranteed by an eligible guarantor institution NAME(S) AS PRINTED ON THE REVERSE OF THIS (bank, stock broker, savings & loan association or credit union) with SUBSCRIPTION CERTIFICATE. membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15. If the signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information (please print). Signature: Name(s): (Name of Bank or Firm) Capacity (full title): By: (Signature of Officer) Taxpayer ID # or Social Security #: YOUR EXERCISE OF SUBSCRIPTION RIGHTS IS IRREVOCABLE FULL PAYMENT FOR THE SHARES MUST ACCOMPANY THIS FORM AND MUST BE MADE IN UNITED STATES DOLLARS BY (1) PERSONAL CHECK PAYABLE TO “REGISTRAR AND TRANSFER COMPANY, ACTING AS SUBSCRIPTION AGENT FOR FLAGSTAR BANCORP, INC.”, OR (2) WIRE TRANSFER TO THE SPECIAL ACCOUNT MAINTAINED BY REGISTRAR AND TRANSFER COMPANY, AS SUBSCRIPTION AGENT. FOR BENEFIT OF: REGISTRAR AND TRANSFER COMPANY AS RIGHTS OFFERING AGENT FOR FLAGSTAR BANC ORP, INC. ACCOUNT NUMBER: 276-053-5977. BANK: TD BANK 600 ATRIUM WAY MR. LAUREL, NJ 08054 ABA NUMBER: 031-201-360 FOR INSTRUCTIONS ON THE USE OF FLAGSTAR BANCORP, INC. SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT REGISTRAR AND TRANSFER COMPANY, THE SUBSCRIPTION AGENT, AT (800) 368-5948. ABnote North America 711 ARMSTRONG LANE PROOF OF: DECEMBER 22, 2009 COLUMBIA, TENNESSEE 38401 FLAGSTAR BANCORP, INC. (931) 388-3003 TSB 00842 LOT 2 SALES: HOLLY GRONER 931-490-7660 OPERATOR: AP R2 PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF